Consolidated Statement of Profit or Loss and Other Comprehensive Income (Unaudited) - AUD ($)	6 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income
Interest income	$ 1,350	$ 6,553
Other income	2,359,198	1,924,389
Expenses
Intellectual property expenses	(205,896)	(160,304)
General and administration expenses	(3,194,790)	(3,673,407)
Research and development expenses	(6,761,542)	(5,806,841)
Other operating expenses	(624)	(20)
Other gains/(losses)	1,218,745	(852,232)
Loss for the period	(6,583,559)	(8,561,862)
Loss before income tax	(6,583,559)	(8,561,862)
Income tax expense
Other comprehensive loss
Other comprehensive income for the period, net of tax
Total comprehensive loss for the period	$ (6,583,559)	$ (8,561,862)
Loss per share for profit attributable to the ordinary equity holders of the Group:
Basic loss per share (in Dollars per share)	$ (0.27)	$ (0.65)
Diluted loss per share (in Dollars per share)	$ (0.27)	$ (0.65)